===============================================================================

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              StorageNetworks, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[LOGO] Storage Networks

                             StorageNetworks, Inc.
                               225 Wyman Street
                               Waltham, MA 02451

To our Stockholders:

   I am pleased to invite you to attend the 2002 Annual Meeting of Stockholders of StorageNetworks, Inc. to be held on Wednesday, May 15, 2002 at 10:00 a.m. at the Westin Hotel, 70 Third Avenue, Waltham, Massachusetts 02451.

   Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

   Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Voting by written proxy or through the on-line or telephone options will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

   Thank you for your ongoing support of, and continued interest in, StorageNetworks.

                                          Sincerely,
                                          /s/ Peter W. Bell

                                          PETER W. BELL
                                          Chairman, Chief Executive Officer
                                          and President

                             STORAGENETWORKS, INC.
                               225 Wyman Street
                         Waltham, Massachusetts 02451

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On May 15, 2002

   The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of StorageNetworks, Inc. (the "Company") will be held on Wednesday, May 15, 2002, at 10:00 a.m., Eastern Standard Time, at the Westin Hotel, 70 Third Avenue, Waltham, Massachusetts 02451, to consider and act upon the following matters:

       (1)To elect one Class II director of the Company for the ensuing three years.

       (2)To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

       (3)To transact such other business as may properly come before the meeting or any adjournment thereof.

   These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting or at any adjournment or postponement thereof. The Board of Directors has fixed the close of business on March 22, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Secretary of the Company, and at the time and place of the Annual Meeting.

   A copy of the Company's Annual Report for the year ended December 31, 2001, which contains financial statements and other information of interest to stockholders, accompanies this Notice of Annual Meeting and the enclosed Proxy Statement.

   All stockholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors,
                                          /s/ Paul C. Flanagan
                                          PAUL C. FLANAGAN
                                          Executive Vice President, Chief
                                            Financial
                                          Officer and Secretary

Waltham, Massachusetts
April 8, 2002

   WHETHER OF NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE OR VOTE THROUGH THE ON-LINE OR TELEPHONE OPTIONS DESCRIBED IN THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

[LOGO] Storage Networks

                             STORAGENETWORKS, INC.
                               225 Wyman Street
                         Waltham, Massachusetts 02451

                                PROXY STATEMENT
                      2002 Annual Meeting Of Stockholders
                          To Be Held On May 15, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of StorageNetworks, Inc. for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 15, 2002 at 10:00 a.m., Eastern Standard Time, at the Westin Hotel, 70 Third Avenue, Waltham, Massachusetts 02451 and at any adjournment or postponements of the Annual Meeting.

   All proxies will be voted in accordance with the stockholders' instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of StorageNetworks or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

Voting Securities and Votes Required

   On March 22, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 98,269,414 shares of our common stock, $.01 par value per share. Each share is entitled to one vote.

   Under our by-laws, the holders of a majority of the shares of common stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

   The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of a director. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the ratification of the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2002 and the approval of each of the other matters, if any, to be voted upon.

   Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting of each matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

   Our Annual Report for the year ended December 31, 2001 is being mailed to stockholders with this Notice of Annual Meeting and this Proxy Statement on or about April 8, 2002.

   A copy of our Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission (the "Commission"), except for exhibits, will be furnished without charge to any stockholder upon written request to Erica Smith, StorageNetworks, Inc., 225 Wyman Street, Waltham, Massachusetts 02451. Exhibits will be provided upon request and payment of an appropriate processing fee.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth information as to the number of shares of our common stock beneficially owned as of January 31, 2002 (or such other date as is indicated) by the following:

    . each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

    .  each of our directors;

    . our chief executive officer and our three other most highly compensated current executive officers; and

    .  all of our current executive officers and directors as a group.

   Beneficial ownership is determined in accordance with the rules of the Commission, and includes any shares as to which the person has sole or shared voting or investment power and also any shares that the stockholder has the right to acquire within 60 days after January 31, 2002 through the exercise of any stock option or other right. Shares of common stock that an individual or entity has the right to acquire within 60 days after January 31, 2002 are deemed to be outstanding for the purposes of computing the percentage ownership of such stockholder, but are not deemed outstanding for the purposes of computing the ownership of any other listed stockholder. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, the address of each person is: c/o StorageNetworks, Inc., 225 Wyman Street, Waltham, Massachusetts 02451.

                                                                     Number of
                                                                       Shares    Percentage of
                                                                    Beneficially Common Stock
Name and Address of Beneficial Owner                                   Owned      Outstanding
------------------------------------                                ------------ -------------
Massachusetts Financial Services Company and affiliates(1).........  13,059,540      13.33%
 500 Boylston Street
 Boston, MA 02116
The Goldman Sachs Group, Inc.(2)...................................   7,905,666       8.07
 85 Broad Street
 New York, NY 10004
Roger M. Marino(3).................................................   6,269,714       6.40
 c/o The Duchesneau Group, Inc.
 13 Riverside Road
 Weston, MA 02493
William D. Miller(4)...............................................   4,279,404       4.37
Peter W. Bell(5)...................................................   3,383,566       3.45
Robert E. Davoli(6)(7).........................................       2,969,203       3.03
 c/o Sigma Partners
 20 Custom House Street
 Boston, MA 02110
Stephen J. Gaal(7).............................................         423,798          *
Paul C. Flanagan(8)............................................         270,625          *
Jeffrey P. Keohane(9)..........................................          75,000          *
Michael D. Lambert(7)..........................................          17,500          *
 c/o Dell Computer Corporation
 One Dell Way
 Round Rock, TX 78687
All executive officers and directors as a group (7 persons)(10)      11,419,096      11.62

--------
  * Percentage is less than 1% of the total number of outstanding shares of common stock of StorageNetworks.
 (1) Based on information as of December 31, 2001 contained in an amendment on
     Schedule 13G/A filed by the stockholder with the Securities and Exchange Commission (the "Commission") on February 14, 2002. The stockholder has sole voting power with respect to 11,843,140 shares and sole dispositive power with respect to 13,059,540 shares.

 (2) Based on information as of May 30, 2001 contained in an amendment on
     Schedule 13D filed by the stockholder with the Commission on June 5, 2001. Goldman, Sachs & Co. ("GS") is an indirect wholly owned subsidiary of The Goldman Sachs Group, Inc. ("GSG"). GSG and GS may be deemed to own beneficially and indirectly an aggregate of 7,905,666 shares held through certain investment partnerships (the "Limited Partnerships") of which affiliates of GS and GSG are the general partner, managing general partner or managing partner. GS is the investment manager of one or more of the Limited Partnerships. Includes (i) 7,662,446 shares beneficially owned by the Limited Partnerships which, pursuant to a voting trust agreement, have been placed in a voting trust with United States Trust Company of New York, as voting trustee (the "Voting Trustee"), pursuant to which the Voting Trustee has been given the power to exercise the voting rights of such shares, (ii) 4,939 shares acquired by GS or another wholly-owned subsidiary broker or dealer subsidiary of GSG in ordinary course trading activities, and (iii) 238,231 shares held in client accounts with respect to which GS or its employees have voting or investment discretion, or both ("Managed Accounts"). GS and GSG each disclaim beneficial ownership of (i) the shares beneficially owned by the Limited Partnerships to the extent of partnership interests in the Limited Partnerships held by persons other than GS, GSG or their affiliates, and (ii) the shares held in Managed Accounts.
 (3) Based on information contained in an amendment on Schedule 13G filed by the Stockholder with the Commission on February 14, 2002. Includes 6,749 shares held by LAULIN Limited Partnership and 427,408 shares held by Grampek Limited Partnership, with respect to which shares Mr Marino has shared voting and dispositive power. Mr. Marino is a general partner of each of these limited partnerships.
 (4) Includes (i) 2,189,372 shares held by MAWAM LLLP, of which Mr. Miller is the general partner, and with respect to which shares Mr. Miller has shared voting and dispositive power, (ii) 325,000 shares held by BMAAM, Inc., of which Mr. Miller is the sole stockholder, (iii) 91,854 shares held by Mr. Miller jointly with his wife, and (iv) 175,000 held by BMAAM Irrevocable Trust, a trust established for the benefit of Mr. Miller to effect a trading plan pursuant to Rule 10b5-1, with respect to which shares Mr. Miller has no voting or dispositive power. BMAAM, Inc. is the settlor of the BMAAM Irrevocable Trust. Mr. Miller disclaims beneficial ownership with respect to any such shares, except to the extent of his pecuniary interest therein, if any. Also includes 25,000 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2002.
 (5) Includes 3,154,400 shares held by the PWB Limited Partnership, with respect to which Mr. Bell has shared voting and dispositive power, and 166,666 shares held by the PWB Blind Trust, with respect to which Mr. Bell has no voting or dispositive power. PWB Limited Partnership is the settlor and sole beneficiary of PB Blind Trust. Mr. Bell is a manager and the sole member of PWB LLC, which is the general partner of PWB Limited Partnership. Mr. Bell disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any. Also includes 62,500 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2002.
 (6) Includes 1,560,402 shares held by Sigma Partners IV, L.P., 474,574 shares held by Sigma Associates IV, L.P., 54,241 shares held by Sigma Investors IV, L.P., 557,548 shares held by Sigma Partners V, L.P., 129,529 shares held by Sigma Associates V, L.P., and 18,678 shares held by Sigma Investors V, L.P. Mr. Davoli is a partner of Sigma Partners, an affiliated entity of these limited partnerships. Mr. Davoli disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any.
 (7) Includes 10,000 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2002.
 (8) Includes 48,000 shares held by The 2000 Paul C. Flanagan Irrevocable Trust, with respect to which Mr. Flanagan has no voting or dispositive power. Mr. Flanagan disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any. Also includes 122,625 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2002.
 (9) Includes 75,000 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2002.
(10) Includes 315,125 shares of common stock issuable upon the exercise of options exercisable within 60 days after January 31, 2002.

                             ELECTION OF DIRECTOR

   Our board of directors currently consists of five persons, divided into three classes serving staggered terms of three years. Currently there are two directors in Class I (whose terms expire at the Annual Meeting of Stockholders in 2004), one director in Class II (whose term expires at this Annual Meeting) and two directors in Class III (whose terms expire at the Annual Meeting of Stockholders in 2003). One Class I director is to be elected at the Annual Meeting. This Class I director will hold office until the Annual Meeting of Stockholders in 2004 or until his successor has been duly elected and qualified.

   The persons named in the enclosed proxy card will vote to elect Robert E. Davoli as the Class II director, unless the proxy card is marked otherwise. Mr. Davoli is currently a Class II director. In the event that Mr. Davoli becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. It is not expected that Mr. Davoli will be unavailable to serve.

   Set forth below is the name of each member of the board of directors (including the nominee for election as Class II director), his age, the year in which he became a director of StorageNetworks, his principal occupation and business experience during the past five years and the names of other publicly held companies of which he serves as a director. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of January 31, 2002, appears above under the heading "Security Ownership of Certain Beneficial Owners and Management." Also set forth below are the names of our executive officers as of January 31, 2002, their ages and principal occupations and employment during the past five years.

Nominee for Term Expiring in 2005 (Class II Director)

   Robert E. Davoli, age 53, has served as a director since December 1998, as a member of the Compensation Committee since August 1999, and as a member of the Audit Committee since January 2002. Mr. Davoli has been a general partner of Sigma Partners, a venture capital firm, since 1995. Prior to his association with Sigma Partners, he was President and Chief Executive Officer of Epoch Systems, a vendor of client-server data management software products. Mr. Davoli also serves on the board of directors of Internet Security Systems, Inc., Vignette Corporation and Versata, Inc.

Directors Whose Terms Expire in 2003 (Class III Directors)

   Peter W. Bell, age 37, co-founded StorageNetworks and has served as a director and as our Chief Executive Officer and President since October 1998 and as Chairman of the Board of Directors since January 2000. From July 1997 to July 1998, Mr. Bell served as Vice President of Worldwide Sales at Andataco, Inc., an integrator of storage technology products. From July 1996 to July 1997, Mr. Bell served as the Executive Vice President of Sales, Services and Marketing at NetXchange, a provider of Internet telephony software. Between November 1986 and June 1996, Mr. Bell held a variety of management positions in marketing, operations and sales at EMC Corporation, a vendor of storage hardware, software and services, including Director of Sales, Open Storage Group.

   William D. Miller, age 41, co-founded StorageNetworks and has served as our Executive Vice President and Chief Technical Officer and as a director since October 1998. From 1994 to 1998, Mr. Miller managed strategic accounts for Andataco, Inc., an integrator of storage technology products.

Directors Whose Terms Expire in 2004 (Class I Directors)

   Stephen J. Gaal, age 58, has served as a director since October 1998, as a member of the Compensation Committee since August 1999, and as a member of the Audit Committee since March 2000. Mr. Gaal, a private investor, was the founder and Managing Director of Gaal & Company, Inc. from 1997 to early 2002, which provided advisory services to emerging technology companies in the areas of business and financial strategy and planning. Between 1987 and 1996, Mr. Gaal held the positions of Principal, Partner, and Managing Director of TA Associates, a venture capital and private equity firm.

   Michael D. Lambert, age 55, has served as a director since January 2000, as a member of the Compensation Committee since March 2000 and as a member of the Audit Committee since November 2000. Mr. Lambert is Senior Vice President of the Enterprise Systems Group of Dell Computer Corporation, a direct provider of computer systems and services. In this position, his responsibilities include the development and delivery of Internet-related consulting and hosting services, and the oversight of engineering, product marketing and manufacturing of servers, storage and related products. From 1993 to 1996, Mr. Lambert held the position of Vice President of Sales and Marketing, North America, for Compaq Computer Corporation, a developer and manufacturer of computer hardware, software and services.

Other Executive Officers of StorageNetworks

   Paul C. Flanagan, age 37, has served as our Executive Vice President since April 2000 and as our Chief Financial Officer since March 1999. From May 1997 to February 1999, Mr. Flanagan served as Vice President of Finance for Lasertron, Inc., a manufacturer of fiber optic components for telecommunications. From December 1995 to May 1997, Mr. Flanagan served as Vice President of Finance and Administration for Vitol Gas and Electric, LLC, an energy commodity trading company. From September, 1986 to December, 1995, Mr. Flanagan was employed by Ernst & Young LLP, a public accounting firm.

   Jeffrey P. Keohane, age 39, has served as our Executive Vice President of Worldwide Sales since February, 2002. From March, 2001 to February, 2002, Mr. Keohane served as our Executive Vice President of Business Operations. From February, 1993 to March, 2001, Mr. Keohane held various positions at Comdisco, Inc., a global technology services provider, including Senior Vice President, and was also President of Comdisco Technology Services, where he was responsible for managing its continuity services, storage services, web services and network services lines of business.

   Each executive officer serves at the discretion of the board of directors and holds office until his successor is elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

   No person who has served as a director or executive officer during the year ended December 31, 2001 has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, other than the election of the Class II director.

Board and Committee Meetings

   The board of directors held nine meetings during the year ended December 31, 2001. No current director attended fewer than 75% of such meetings of the board of directors and the committees on which he serves.

   The board of directors has an Audit Committee and a Compensation Committee. The board of directors has no standing nominating committee.

   The Audit Committee consists of our three outside directors, Messrs. Davoli, Gaal and Lambert. The Audit Committee held six meetings during 2001. The Audit Committee reviews the professional services provided by our independent auditors, the independence of such auditors from our management, our annual financial statements and our system of internal accounting controls. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. For additional information concerning the Audit Committee, see "Report of the Audit Committee of the Board of Directors."

   The Compensation Committee also consists of our three outside directors, Messrs. Davoli, Gaal and Lambert. The Compensation Committee held five meetings during 2001. The Compensation Committee reviews executive salaries, administers bonuses, incentive compensation and stock plans, and approves the salaries and other benefits of our executive officers. For additional information concerning the Compensation Committee, see "Compensation Committee Report on Executive Compensation."

Compensation of Directors

   We reimburse non-employee directors for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors. On May 15, 2001, each non-employee director automatically received a fully-vested option to purchase 10,000 shares of common stock at an exercise price of $19.99 per share under our 2000 Non-Employee Director Option Plan. Shares issuable upon exercise of such options are subject to a repurchase right for two years from the date of grant.

   We may, in our discretion, grant stock options and other equity awards to our non-employee directors from time to time pursuant to our 2000 Stock Plan. In addition, under our 2000 Non-Employee Director Option Plan, each new non-employee director will be granted an option to purchase 25,000 shares of common stock on the date he or she is first elected to the board and all non-employee directors will be automatically granted an option to purchase 10,000 shares of common stock immediately following each annual meeting of stockholders. Shares issued upon exercise of such options shall be subject to a repurchase right for the applicable vesting period.

Executive Compensation

  Summary Compensation Table.

   The following table sets forth information with respect to the compensation earned in each of the last three fiscal years by (1) our chief executive officer, (2) our other most highly compensated executive officers who were serving as executive officers at December 31, 2001 and whose total annual compensation exceeded $100,000 (a total of three officers), and (3) two other former executive officers who would have been among the four most highly paid executive officers but who were not serving as executive officers at December 31, 2001. We refer to these individuals as our Named Executive Officers. In the table below, columns required by the regulations of the Commission have been omitted where no information was required to be disclosed under those columns.

                                                                                    Long-Term
                                                                                   Compensation
                                                       Annual Compensation          Awards(3)
                                                -------------------------------    ------------
                                                                                    Number of
                                                                                    Securities
                                                                    Other Annual    Underlying
Name and Principal Position(1)             Year Salary($) Bonus($) Compensation(2)   Options
------------------------------             ---- --------- -------- --------------- ------------
Peter W. Bell............................. 2001 $225,000  $100,000     $51,657(4)    250,000
Chairman of the Board of Directors,        2000  179,167   100,000      53,137(4)         --
 Executive Officer and President           1999  175,000        --          --            --
William D. Miller......................... 2001  175,000        --          --       100,000
 Executive Vice President, Chief Technical 2000  175,000        --          --            --
 Officer and Director                      1999  175,000        --          --            --
Paul C. Flanagan.......................... 2001  200,000   100,000      30,071(4)    850,000
 Executive Vice President, Chief Financial 2000  159,583    80,000          --        10,000
 Officer, Treasurer and Secretary          1999  112,500    80,000          --       700,000
Jeffrey P. Keohane........................ 2001  141,193   100,000          --       600,000
 Executive Vice President, Worldwide Sales 2000       --        --          --            --
                                           1999       --        --          --            --

                                                                             Long-Term
                                                                            Compensation
                                               Annual Compensation           Awards(3)
                                       ------------------------------------ ------------
                                                                             Number of
                                                                             Securities
                                                             Other Annual    Underlying
Name and Principal Position(1)    Year Salary($)   Bonus($) Compensation(2)   Options
------------------------------    ---- ---------   -------- --------------- ------------
John C. Clavin................... 2001  168,750     58,008        --           300,000
 Senior Vice President, Marketing 2000  160,000     80,000        --           200,000
                                  1999   66,667     52,500        --           500,000
Kenneth W. Fehrnstrom............ 2001  181,250(5) 112,000                   1,500,000
 Chief Operating Officer          2000       --         --        --                --
                                  1999       --         --        --                --

--------
(1) Messrs. Bell and Miller commenced employment in October 1998, Mr. Flanagan commenced employment in March 1999, and Mr. Keohane commenced employment in March 2001. Mr. Clavin commenced employment in August 1999; due to changes in his responsibilities, Mr. Clavin is no longer an executive officer. Mr. Fehrnstrom's employment commenced in April, 2001 and terminated in November, 2001.
(2) Other compensation in the form of perquisites and other personal benefits has been omitted because these perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total salary and bonus for each Named Executive Officer for that year.
(3) We do not have any long-term compensation plans that include any long-term incentive payouts. No stock appreciation rights have been granted to or are held by any of the Named Executive Officers.
(4) Represents after-tax amount paid by StorageNetworks on behalf of the executive for tax consulting and related services.
(5) Includes $50,000 of salary continuation payments made after termination of Mr. Fehrnstrom's employment. The bonus payment was also made after termination of Mr. Fehrnstrom's employment.

  Option Grants During Fiscal Year 2001

   The following table sets forth each grant of stock options during 2001 to each of our Named Executive Officers. No stock appreciation rights were granted during 2001.

                                                                      Potential Realizable Value at
                                                                         Assumed Annual Rates of
                                                                      Stock Price Appreciation for
                                      Individual Grants                      Option Term(2)
                         -------------------------------------------- -----------------------------
                                     Percent of
                                       Total
                         Number of    Options    Exercise
                         Securities  Granted to   or Base
                         Underlying Employees in Price Per
                          Options   Fiscal Year  Share ($/ Expiration
Name                      Granted     2001 (%)   share)(1)    Date        5% ($)        10% ($)
----                     ---------- ------------ --------- ----------   ----------     ----------
Peter W. Bell...........   250,000       2.2%     $20.125   1/10/11   $3,164,126     $8,018,517
William D. Miller.......   100,000        .9       20.125   1/10/11    1,265,650      3,207,407
Paul C. Flanagan........   100,000        .9       20.125   1/10/11    1,265,650      3,207,407
                           250,000       2.2         7.80   4/10/11    1,226,345      3,107,798
                           500,000       4.3         4.66   8/21/11    1,465,324      3,713,420
Jeffrey P. Keohane......   300,000       2.6       8.9062   3/13/11    1,680,318      4,258,257
                           300,000       2.6         4.66   8/21/11      879,195      2,228,052
John C. Clavin..........   100,000        .9       20.125   1/10/11    1,265,650      3,207,407
                           200,000       1.7         4.66   8/21/11      586,130      1,485,368
Kenneth W. Fehrnstrom(3) 1,500,000      12.9         7.80   4/10/11    7,358,067     18,646,787

--------
(1) All options were granted at the fair market value of our common stock as determined by our board of directors on the date of grant. The options vest over four years, subject to acceleration in certain circumstances, including certain circumstances involving an acquisition, merger or change of control of StorageNetworks.
(2) The potential realizable value is calculated based on the term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our future stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the stock option and that the stock option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(3) These options were cancelled following the termination of Mr. Fehrnstrom's employment in November 2001.

  Options Exercised During Fiscal Year 2001 and Fiscal Year-End Option Values

   The following table sets forth for each of our Named Executive Officers the stock options exercised and the number and value of securities underlying unexercised options that were held by our Named Executive Officers as of December 31, 2001.

                                               Number of Securities
                                                    Underlying         Value of Unexercised In-
                        Shares      Value     Unexercised Options at     the-Money Options at
                      Acquired on  Realized      December 31, 2001      December 31, 2001($)(2)
Name                  Exercise(#)   ($)(1)   Exercisable/Unexercisable Exercisable/Unexercisable
----                  ----------- ---------- ------------------------- -------------------------
Peter W. Bell........        --           --          --/250,000                       --/--
William D. Miller....        --           --          --/100,000                       --/--
Paul C. Flanagan(3)..   369,250   $2,677,222      97,000/856,250           $529,660/$760,000
Jeffrey P. Keohane...        --           --          --/600,000                  --/456,000
John C. Clavin.......   141,750    1,790,000      75,000/643,250                --/1,601,188
Kenneth W. Fehrnstrom        --           --               --/--                       --/--

--------
(1) Based on the fair market value of our common stock on the day of exercise, less the option exercise price.
(2) Based on the closing sale price of our common stock on December 31, 2001 ($6.18 per share), as reported by the Nasdaq National Market, less the option exercise price.
(3) In August 2001, StorageNetworks entered into an agreement with Mr. Flanagan whereby certain options granted to Mr. Flanagan in 1999 for an aggregate of 700,000 shares were accelerated and became immediately exercisable, resulting in immediate vesting of 331,250 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on our review of copies of reports filed by all of our executive officers and directors who are required to file reports, referred to as reporting persons, pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or inquiries made to certain reporting persons, we believe that during 2001 all filings required to be made by the reporting persons were timely made in accordance with the requirements of the Exchange Act, other than the following: the sale of 50,000 shares of our common stock in two transactions by Mr. Clavin which were reported on a late Form 4 filing; one late Form 4 filing by Mr. Davoli relating to a pro rata distribution to him of 711 shares of our common stock from a limited partnership; and one late Form 4 filing by William Schleyer, a former director, relating to a pro rata distribution to him of 43,988 shares of our common stock from a limited liability corporation.

Compensation Committee Report on Executive Compensation

   The Compensation Committee of our board of directors has furnished the following report on executive compensation.

   The Compensation Committee of StorageNetworks' board of directors, which consists of Messrs. Davoli, Gaal and Lambert, reviews executive salaries, administers StorageNetworks' stock plans and any executive bonus and other executive incentive plans and approves the salaries and other benefits of its executive officers. In addition, the Compensation Committee consults with StorageNetworks regarding its benefit plans and is responsible for reviewing StorageNetworks' overall compensation policies and practices.

  Compensation Philosophy

   Since StorageNetworks' inception in October 1998, StorageNetworks has sought to attract, retain and reward executive officers primarily through long-term equity incentives in the form of stock options. As such, the salary component of the executive officers' compensation reflected base salary at a lower level and the stock component at a higher level than that of more established companies in similar industries. In 2001, compensation for StorageNetworks' executive officers consisted of base salary and potential bonuses based upon the executive officer's individual performance and the overall performance of StorageNetworks. The executive compensation philosophy is that a significant portion of executive compensation should be tied directly to the performance of StorageNetworks as a whole. By linking compensation to StorageNetworks' business objectives, StorageNetworks believes that a performance-oriented environment is created for its executives and other employees.

   StorageNetworks' executive compensation program for 2001 was also intended to align executive and stockholder interests by providing executives with an equity interest in StorageNetworks through the granting of stock options. In general, the size of option grants were recommended by Peter Bell, Chairman of the Board, Chief Executive Officer and President, to the full board or the Compensation Committee for approval. These recommendations were reviewed on the basis of various factors, including the executive's responsibilities, the executive's past, present and expected contributions to StorageNetworks and current market grants in companies of similar size, market capitalization and industry. The option grant to Mr. Bell during 2001 was determined solely by the Compensation Committee.

  Compensation in 2001

   Base Salary. Base salaries for fiscal 2001 were, and executive compensation for the upcoming fiscal year will be (except for Mr. Bell and Mr. Miller), set within the range of compensation of executive officers that have comparable qualifications, experience and responsibilities at companies in similar businesses of comparable size and success. The Committee intends to continue to adjust compensation appropriately in order to compete for and retain executives who operate StorageNetworks effectively and to align the interests of its executive officers with the long-term interests of stockholders.

   Incentive Bonus. During 2001, the Company's bonus plan was based upon StorageNetworks' overall performance and upon individual performance against individual objectives during the year. In general, fifty percent of an individual's bonus was based on the achievement of individual performance goals and fifty percent was based on StorageNetworks' overall performance. For 2002, executive officers will also be eligible to receive a portion of their annual cash compensation based upon the performance of StorageNetworks, as well as individual performance. The Committee intends to approve an executive bonus plan each year.

   Long-Term Incentives. StorageNetworks strongly believes in granting stock options to its executive officers to tie executive officer compensation directly to the long-term success of StorageNetworks and increases in stockholder value. In determining the size of each stock option grant awarded to executive officers in the future, the executive officer's position with StorageNetworks, the executive officer's past performance and the number and price of unvested options then held by the executive officer will be taken into account. Stock options granted to executive officers have an exercise price equal to the fair market value on the date of grant and vest over a four-year period. Vesting of the options of certain executive officers may be accelerated upon a change in control of StorageNetworks and in other limited circumstances. For additional information concerning such accelerated vesting, see "Certain Relationships and Related Party Transactions--Agreements with Executive Officers and Change of Control Provisions."

  Chairman and Chief Executive Officer Compensation

   Mr. Bell has served as StorageNetworks' Chief Executive Officer and President since October 1998 and as its Chairman of the Board since January 2000. The Compensation Committee determines Mr. Bell's salary based on comparative salaries of chief executive officers of similar companies in similar industries and the overall performance of StorageNetworks. In 2000, Mr. Bell received a salary of $179,167 and a bonus of $100,000. During 2001, Mr. Bell received a salary of $225,000, a bonus of $100,000, and an option to purchase 250,000 shares of common stock, based primarily upon the significant accomplishments of StorageNetworks during 2000 and 2001, including its successful transition to a public company, its revenue growth, and its achievement of certain profitability metrics. Effective as of February 2002, Mr. Bell and Mr. Miller, StorageNetworks' founders, have elected to forego their base salary for the remainder of the year. Accordingly, they will receive no further salary during 2002.

  Policy on Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a deduction to public companies for compensation over $1,000,000 paid to the company's chief executive officer and four most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Having considered the requirements of Section 162(m) of the Code, the Compensation Committee believes that grants made pursuant to StorageNetworks' Amended and Restated 1998 Stock Incentive Plan and 2000 Stock Plan meet such requirements and are, therefore, exempt from the limitations on deductibility. Historically, the compensation of each executive officer has been well below the $1,000,000 limit. The Compensation Committee's present intention is to structure its stock option grants and certain other equity-based awards in a manner that complies with Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interest of StorageNetworks or its stockholders.

                                          By the Compensation Committee of the
                                          Board of Directors

                                          Robert A. Davoli
                                          Stephen J. Gaal
                                          Michael A. Lambert

Compensation Committee Interlocks and Insider Participation

   The current members of the Compensation Committee are Messrs. Davoli, Gaal and Lambert, each of whom served on the Compensation Committee during 2001. No member of the Compensation Committee was at any time during 2001, or formerly, an officer or employee of StorageNetworks or any of our subsidiaries, and no member of the Compensation Committee had any relationship with StorageNetworks requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

   None of our executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee.

Report of the Audit Committee of the Board of Directors

   The Audit Committee of StorageNetworks' Board of Directors is composed of three members and acts under a written charter first adopted and approved in March 2000. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq National Market. The Audit Committee held six meetings during the fiscal year ended December 31, 2001.

   The Audit Committee reviewed StorageNetworks' audited financial statements for the fiscal year ended December 31, 2001 and discussed these financial statements with StorageNetworks' management. Management is responsible for StorageNetworks' financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. StorageNetworks' independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of, and issuing a report on, those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. The Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

   As appropriate, the Audit Committee reviews and evaluates, and discusses with StorageNetworks' management, internal accounting, financial and auditing personnel and the independent auditors, the following:

    . the plan for, and the independent auditors' report on, each audit of StorageNetworks' financial statements;

    .  StorageNetworks' financial disclosure documents;

    . management's selection, application and disclosure of critical accounting policies;

    . StorageNetworks' accounting practices, principles, controls or methodologies;

    . significant developments or changes in accounting rules applicable to StorageNetworks; and

    . the adequacy of StorageNetworks' internal controls and accounting, financial and auditing personnel.

   Management represented to the Audit Committee that StorageNetworks' financial statements had been prepared in accordance with generally accepted accounting principles.

   The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Ernst & Young LLP. SAS 61 requires StorageNetworks' independent auditors to discuss with the Audit Committee, among other things, the following:

    .  methods to account for significant unusual transactions;

    . the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    . the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

    . disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

   The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from StorageNetworks. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to StorageNetworks is compatible with maintaining such auditors' independence.

   Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Audit Committee and the board of directors have also recommended, subject to stockholder approval, the selection of StorageNetworks' independent auditors.

                                          By the Audit Committee of the Board
                                            of Directors

                                          Robert E. Davoli
                                          Stephen J. Gaal
                                          Michael D. Lambert

Comparative Stock Performance

   The following graph compares the cumulative total return to stockholders of our common stock for the period from June 30, 2000, the date our common stock was first traded on the Nasdaq National Market, through December 31, 2001, with the cumulative total return over such period of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the S&P Technology Sector Index. The graph assumes the investment of $100 in our common stock and in each of such indices (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.



                                    [CHART]

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                   STORAGENETWORKS     TECHNOLOGY - SECTOR     NASDAQ US

 6/30/2000             100.00                100.00             100.00
12/31/2000              27.49                 64.71              79.35
12/31/2001               6.85                 49.34              62.96


   In accordance with the rules of the Commission, cumulative total return data for the common stock is based on the closing sale price of $90.25 per share on June 30, 2001, rather than the initial public offering price of $27.00 per share.

   Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate other filings with the Commission, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation, the Report of the Audit Committee and the above Cumulative Return graph shall not be deemed incorporated by reference into any such filings.

Certain Relationships and Related Party Transactions

   Stockholder Agreements. In connection with sales of preferred convertible and common stock, StorageNetworks entered into a stockholder rights agreement pursuant to which holders of such preferred stock and common stock are entitled to registration rights with respect to their preferred and common shares. Each of our current directors is a party to the stockholder rights agreement or is affiliated with entities that are or were party to the agreement.

  Agreements With Executive Officers and Change of Control Provisions.

   In March 1999 StorageNetworks entered into an employment agreement with Paul
C. Flanagan. The employment agreement provides for an annual base salary and bonus compensation if certain annual targets are met. If Mr. Flanagan's employment is terminated without cause within one year subsequent to a change of control of the Company, he will continue to receive his base salary until the earlier of 180 days after termination of employment or his commencement of employment with another party. He will also receive a lump sum payment of the portion of his expected annual bonus, prorated for the portion of the calendar year he was employed prior to termination. In August, 2001, StorageNetworks entered into an agreement with Mr. Flanagan whereby certain options granted to Mr. Flanagan in 1999 for an aggregate of 700,000 shares were accelerated and became immediately exercisable, resulting in immediate vesting of 331,250 shares.

   All of the stock options granted to Mr. Bell, Mr. Miller and Mr. Clavin, and the remaining options granted to Mr. Flanagan, become exercisable over a four-year period from the date of grant; but upon a merger, consolidation or sale of substantially all of our assets, any then unvested portion of such options becomes immediately exercisable. The unvested portions of the options granted to Mr. Keohane become immediately exercisable if his employment is terminated in certain circumstances within one year of a change of control event.

   In August, 2001, we entered into contingent compensation payment agreements with Mr. Bell, Mr. Miller and Mr. Flanagan. Under the terms of these agreements, we will make additional payments (sometimes referred to as gross-up payments) to these executives in the event the executive receives any contingent compensation payments as the result of a change of ownership or control of StorageNetworks. The additional payments will be equal to the amount of excise tax owed by the executive upon receipt of the contingent compensation payment plus the amount necessary to pay all additional taxes attributable to the receipt of the additional payment.

  Other Transactions with Stockholders and Related Parties

   In June 2000, we entered into a master lease agreement under which we lease certain equipment from Dell Financial Services L.P., an affiliate of one of our former five percent stockholders, Dell USA L.P., and an affiliate of Dell Computer Corporation. As of December 31, 2001, Dell USA L.P. held less than five percent of our common stock. Mr. Lambert, one of our directors, is employed by Dell Computer Corporation. During the year ended December 31, 2001, we leased approximately $430,111 of equipment under this lease agreement. During the year ended 2001, StorageNetworks purchased approximately $75,286 of computers and related equipment from Dell Computer Corporation. In May 2000, StorageNetworks entered into an agreement for professional services with Dell Marketing L.P., an affiliate of Dell USA L.P., under which Dell Marketing L.P. may engage StorageNetworks to perform professional services for it or for its customers. During 2001, Dell Marketing L.P. paid StorageNetworks an aggregate of $81,337 under this agreement.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The board of directors has selected Ernst & Young LLP, independent auditors, to audit StorageNetworks' financial statements for the year ending December 31, 2002. Ernst & Young LLP has audited our financial statements for each fiscal year since our inception. Although stockholder approval of the selection of Ernst & Young LLP is not required by law, the board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is necessary to ratify the selection of Ernst & Young LLP as our independent auditors and the board of directors recommends that the stockholders vote FOR ratification of such selection. In the event of a negative vote, the board of directors will reconsider its selection.

   Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

   Ernst & Young LLP billed us an aggregate of $130,134 for audit-related fees rendered in connection with the audit of our financial statements for the year ended December 31, 2001 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during 2001.

Financial Information Systems Design and Implementation Fees

   Ernst & Young LLP did not perform any professional services in connection with our financial information systems design or implementation, the operation of our information system or the management of our local area network.

All Other Fees

   Ernst & Young LLP billed us an aggregate of $104,681 in fees for other services, primarily for tax advisory fees and fees for services in connection with SEC registration statements rendered to us and our affiliates, for the fiscal year ended December 31, 2001.

Board Recommendation

   The board of directors believes that the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 2002 is in the best interests of StorageNetworks and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

                                 OTHER MATTERS

   The board of directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

   All costs of solicitation of proxies will be borne by StorageNetworks. In addition to solicitations by mail, StorageNetworks' directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and StorageNetworks will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Deadline for Submission of Stockholder Proposals for the 2003 Annual Meeting

   Proposals of stockholders intended to be presented at the 2003 Annual Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by StorageNetworks no later than December 9, 2002 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

   In addition, StorageNetworks' by-laws require that StorageNetworks be given advance notice of stockholder nominations for election to StorageNetworks' board of directors and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in StorageNetworks' proxy statement in accordance with Rule 14a-8). The required notice must be delivered by the stockholder and received by the secretary at the principal executive offices of StorageNetworks (a) no earlier than 90 days before and no later than 70 days before the first anniversary of the preceding year's annual meeting, or (b) if the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from the first anniversary date, (i) no earlier than 90 days before the annual meeting and (ii) no later than 70 days before the annual meeting or ten days after the day notice of the annual meeting was mailed or publicly disclosed, whichever occurs first.

   THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                          By Order of the Board of Directors,
                                          /s/ Paul C. Flanagan
                                          PAUL C. FLANAGAN
                                          Executive Vice President, Chief
                                            Financial
                                          Officer and Secretary

April 8, 2002

Appendix A--Proxy Card

                              STORAGENETWORKS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  Annual Meeting of Stockholders - May 15, 2002

     Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Paul C. Flanagan and Dean J. Breda, or each of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 2002 Annual Meeting of Stockholders of StorageNetworks, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

     This Proxy When Properly Executed Will Be Voted in the Manner Directed by the Undersigned Stockholder(s). If No Other Indication Is Made, the Proxies Shall Vote "For" Proposal Numbers 1 and 2.

     The Board of Directors favors a vote "For" Proposals Nos. 1 and 2, and unless instructions to the contrary are indicated in the space provided, the proxy will be so voted.



HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------


                    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                    AND RETURN PROMPLTY IN ENCLOSED ENVELOPE

                         Please date, sign and mail your

                      Proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                              StorageNetworks, Inc.

                                  May 15, 2002

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH TONE ONLY)
--------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

            YOUR CONTROL NUMBER IS ----- ___________________________



                 Please Detach and Mail in the Envelope Provided

[X]      Please mark
         votes as in
         this example.

A vote FOR the director nominee and FOR proposal number 2 is recommended by the Board of Directors.


1.  Election of Class II Director       Nominee:             2.  Approval of the selection of         FOR     AGAINST     ABSTAIN
                                                                 Ernst & Young LLP as

                                        Robert E. Davoli         independent auditors for the         [ ]       [ ]         [ ]
                                                                 fiscal year ending
                                                                 December 31, 2002.

                                                                 To transact
                                                                 such other
                                                                 business as may
                                                                 properly come
                                                                 before the
                                                                 meeting.

               FOR the                         WITHHELD
               nominee                         from the
              (except as                        nominee
             indicated to
            the contrary)

                 [ ]                              [ ]
                                                             MARK HERE
                                                             FOR ADDRESS CHANGE         [  ]
              All nominees except as noted below             OR COMMENTS AND
                                                             NOTE ON REVERSE

                -------------------------------



Signature:____________________  Date:________    Signature:______________  Date:


Account Number:


NOTE: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

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